EXHIBIT 10.1

                              CONSULTING AGREEMENT

     This AGREEMENT sets forth the terms and conditions upon which PageOne Business Productions, LLC, a Delaware Limited Liability Company, ("PAGEONE") is engaged by AmeriStar Corp, a Nevada Corporation, together with any successors (collectively "AMSTAR") to effect a transaction ("the Transaction") intended to merge or otherwise combine AMSTAR with a United States reporting company and for related matters.


1.0  SERVICES PROVIDED.

     Following its engagement, PAGEONE and its affiliates will:

     1.1. Advise AMSTAR on the structure of the Transaction and actions to be taken by AMSTAR in preparation for the completion of the Transaction;

     1.2. Merge AMSTAR or exchange its stock with or assist in transferring its assets into a United States reporting company ("the Business Combination"), which is or will become a reporting company underss.12(g) of the Securities Exchange Act of 1934 ("the 1934 Act"), as amended;

     1.3. Prepare, assist in preparing or review the agreement for the Business Combination ("Merger Agreement");

     1.4. Prepare and file with the Securities and Exchange Commission a Form 10 or Form 8-K describing the Business Combination with the Company ("the Company" hereinafter shall mean the United States reporting company following the Business Combination, unless the context requires otherwise);

     1.5. Introduce the Company to one or more market makers for the purpose of making an orderly and efficient market in the Company's securities;

     1.6. Assist the Company with listing its securities on the NASD OTC Bulletin Board or, if the Company meets such requirements, apply for admission to quotation of the Company's securities on the NASDAQ Stock Market and/or their listing on a regional or national stock exchange, if requested by the Company;

     1.7. Take any other actions reasonably required of it to complete the Transaction as contemplated by this agreement.

2.0  BUSINESS COMBINATION.

     2.1. PAGEONE will provide, at its expense, a United States corporation with audited financial statements showing no material assets or liabilities which is or which PAGEONE will cause to become a reporting company underss.12(g) of the Securities Exchange Act of 1934 ("the 1934 Act").


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     2.2. AMSTAR, at its election,  will merge into, exchange its stock with, or transfer its assets to the United States corporation provided by PAGEONE. Upon the effective date of the Business Combination, the officers and directors selected by AMSTAR will become the officers and directors of such United States corporation. The name of such United States corporation upon the effective date of or following the Business Combination will be chosen by AMSTAR

     2.3.  The  United  States  corporation  will  have  authorized  capital  of
100,000,000   shares  of  common   stock,   $.001  par  value  per  share,   and
8,000,000shares of preferred stock, $.001 par value per share.

     2.4. Upon the effective date of the Business Combination, there will be issued and outstanding by the Company (i) 1,250,000 common shares issued to PAGEONE or its designees and (ii) 23,750,000 common shares as designated by AMSTAR.

3.0  PAYMENTS.

     3.1. Subject to Section 5.2, AMSTAR will pay PAGEONE $240,000 for its services and the services of its affiliates in regard to the Transaction. Payment of this amount will be made $20,000 monthly commencing on the first day of the month following the effective date of the Business Combination; provided, however, that if PAGEONE fails to carry out its obligations hereunder, AMSTAR need not make any further payments to PAGEONE.

     3.2. AMSTAR will not at any time take or allow any action (whether by reverse stock split or otherwise) which would have the effect of reducing the absolute number of common shares owned or to be owned by PAGEONE or its designee under this agreement.

4.0  EXPENSES.

     4.1. PAGEONE will bear its expenses  incurred in regard to the Transaction,
including,  without  limitation,  travel,  telephone,   duplication  costs,  and
postage.

     4.2. AMSTAR will pay its own and third-party expenses (other than those of PAGEONE) including, without limitation, Federal, state and NASDAQ filing fees, underwriting costs, corporate financial relations, accounting fees, duplicating costs and other expenses of the Company.


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5.0  AGREEMENT TO COMPLETE TRANSACTIONS.

     5.1. AMSTAR agrees that it will timely take all steps necessary to complete the Transaction to include, without limitation, causing audited financial statements to be prepared in proper form for AMSTAR; obtaining consents of the Board of Directors and the shareholders of AMSTAR, as required; causing all necessary documents to be properly and timely prepared, executed, approved or ratified, and filed, as appropriate; making timely and fully all required payments related to the registration and listing of the Company's securities for public trading, including filing fees; and timely taking all other actions reasonably required of it to complete the Transactions.

     5.2. In the event that at any time AMSTAR determines not to continue with the Transaction, PAGEONE hereby grants to AMSTAR the right to buyout the interest of PAGEONE in this agreement on the terms contained herein, in which case PAGEONE agrees not to seek specific enforcement of this agreement. In the event that AMSTAR elects not to continue with the Transaction (or if AMSTAR does not timely take all such steps and do all such things as may be reasonably required of it to complete the Transaction) PAGEONE will be entitled to (i) retain the securities in AMSTAR acquired or to be acquired by PAGEONE or its affiliates under this agreement as though the Business Combination had occurred and (ii) receive in full all payments to be due to it or its affiliates through and upon completion of the Transaction as though those events had occurred; provided, however, that PAGEONE will not be entitled to retain any AMSTAR securities, nor receive any payment under this paragraph if the failure to complete the Transaction is due solely to the actions or failure to act by PAGEONE or its affiliates. Upon payment of the buyout fee provided for herein, all obligations of the parties under this agreement will cease except for obligations which expressly or by their nature survive termination.

     5.3. PAGEONE represents and warrants that it will timely take all steps reasonable and necessary to complete the Transaction and to cause the securities of the Company to trade in the United States secondary market..

6.0  PERFORMANCE OF SERVICES BY OTHERS.

     From time to time, the achievement of certain results desired by the Company, including the promotion of interest in its public securities, may be enhanced by the services of other parties. These parties may include consultants, advertising agencies, financial analysts and similar persons who may, directly or indirectly, assist in creating interest in the Company's securities. All compensation, costs and expenses of such parties, if engaged by the Company, will be borne by it.



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7.0  ACTIONS AND UNDERSTANDINGS FOLLOWING THE BUSINESS COMBINATION.

     7.1. AMSTAR understands the obligations and responsibilities that will arise in regard to its becoming a reporting company and the trading of its securities in the public market. AMSTAR understands that in order to achieve the greatest market interest in its securities it, its officers and its directors, all or some, will be required to continuously interact with the financial community. This interaction will include, without limitation, timely filing of reports under the 1934 Act, including audited financial statements; annual reports to shareholders and shareholder meetings; issuing periodic press releases, when appropriate; and meetings and discussions with existing and prospective brokers, market makers, investment bankers and institutions.

     7.2. AMSTAR understands that the completion of the Transactions will not, in itself, result in capital investment in the Company. The public status of the Company and its introduction to market makers and others in the financial community may result in investment interest. However, investment interest will depend upon the success of the Company, market conditions and other factors over which neither PAGEONE, nor its affiliates, have any control.

     7.3. AMSTAR understands that the ultimate judgment of the financial community of the investment merits of the Company will depend upon the Company's ability to successfully carry out its business plans and operations, to operate at a profit and similar business considerations. AMSTAR represents in good faith that it currently has no reason to believe that it will not be able to complete the Transactions and to achieve its business objectives.

8.0  COMPLIANCE WITH SECURITIES LAW.

     Now  and  following  the  Business  Combination,   as  applicable,   AMSTAR
represents and warrants that:

     8.1. AMSTAR and its affiliates will at all times observe and comply with Federal and State securities laws, rules and regulations incident to the issuance and trading of the securities of the Company.

     8.2. AMSTAR and its affiliates will furnish all information and documents concerning it and its affiliates required for the preparation and filing of a Form 8-K and/or Form 10-KSB by the Company and will assure that such information is complete and accurate and does not contain any material misstatement or omit any material information. Toward that end and in order to permit PAGEONE or its designees to assist in the preparation of Form 8K and/or Form 10-KSB, AMSTAR and its affiliates will timely provide all requested information and documents, including officers' and directors' questionnaires.


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     8.3. AMSTAR and its affiliates will not at any time knowingly engage in any activity which would constitute a prohibited market manipulation of the securities of the Company and will take all steps reasonably required within its control to prohibit any officer, director, other affiliate, agent or employee from engaging in such conduct.

     8.4. The Company will not at any time issue securities registered on Form S-8 or issued pursuant to Regulation S of the General Rules and Regulations of the Securities and Exchange Commission without (i) prior written notification to PAGEONE and (ii) a written opinion of qualified counsel that the issuance of such securities will violate any law, rule, or regulation under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     8.5. For not less than thirty-six (36) months following execution of this agreement, the Company will timely make all required Federal, state and other filings necessary to allow the public trading of the Company's securities and, if the Company's securities are then quoted on the NASDAQ Stock Market or listed on any regional or national exchange, will take all actions necessary to maintain such status for the Company's securities.

     8.6. During the term of this agreement, PAGEONE shall have the right to enforce the provisions of this paragraph and to seek damages for any violation thereof by the Company.

     Now  and  following  the  Business  Combination,  as  applicable,   PAGEONE
represents and warrants that:

     8.7. PAGEONE and its affiliates will at all times observe and comply with Federal and State securities laws, rules and regulations incident to the issuance and trading of the securities of the Company.

     8.8. PAGEONE and its affiliates will not at any time knowingly engage in any activity which would constitute a prohibited market manipulation of the securities of the Company and will take all steps reasonably required within its control to prohibit any officer, director, other affiliate, agent or employee from engaging in such conduct.

9.0  NOTICES.

     Any notices required or permitted under this agreement shall be deemed to have been given when delivered in writing by hand, certified mail (return receipt requested) or commercial courier, such as FedEx, to the following addresses or to such other addresses as may have been given to each party in the manner provided for in this paragraph.

     In the case of AMSTAR, to:

          AmeriStar Corp.
          c/o AmeriStar Network, Inc.
          321 North Mall Drive, Suite K-102
          St. George, UT 84790

          To the Attention of its Chairman


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     In the case of PAGEONE to

          PageOne  Business  Productions,  LLC
          860  Via de la  Paz ,  Suite  E-1
          Pacific Palisades, CA 90272

          To the Attention of its Managing Member

10.0 ARBITRATION.

     10.1.SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the state of California.

     10.2. CONSENT TO JURISDICTION, SITUS AND JUDGMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration within the state of California. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

     10.3.APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the state of California, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

     10.4.DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     10.5.RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     10.6.FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable, except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

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     10.7.MEASURE OF DAMAGES.  In any adverse action, the parties shall restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

     10.8.COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     10.9.INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     10.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

11.0 ASSIGNMENT.

     In order to better carry out the Transactions, PAGEONE may assign all or parts of this agreement provided that the assignee agrees to all the terms and conditions of this agreement pertaining to such assignment. An assignment will not relieve PAGEONE of any of its obligations under this agreement.

12.0 CONFIDENTIALITY.

     As a result of entering into this agreement AMSTAR will have access to information which PAGEONE regards as confidential and proprietary regarding PAGEONE's methods of carrying out the Transactions (collectively the "Business of PAGEONE"). AMSTAR agrees that it will not, except as reasonably required pursuant to this Agreement, by law or the rules or regulations of any state or federal securities commission, use itself, or divulge, furnish, or make accessible to any person any knowledge, know-how, techniques, or information with respect to PAGEONE or the Business of PAGEONE without the prior written agreement of PAGEONE.

13.0 TERMINATION.

     PAGEONE may terminate this agreement, without further obligation or liability, at any time if the Company fails to meet its obligations under this agreement in a manner which would constitute a material breach.


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14.0 MISCELLANEOUS.

     14.1. COVENANT OF FURTHER ASSURANCES. The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this agreement.

     14.2. SCOPE OF AGREEMENT. This agreement constitutes the entire understanding of the parties. No undertakings, warranties or representations have been made other than as contained herein, and no party shall assert otherwise. This agreement may not be changed or amended orally.

     14.3. CURRENCY. All references to currency in this agreement are to United States Dollars.

     14.4. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.


15.0 EFFECTIVE DATE.

     The effective date of this agreement is January 25, 2000.

          IN WITNESS WHEREOF, the parties have approved and executed this agreement.

                         PageOne Business Productions, LLC

                         /s/ George Todt
                         -------------------------------------
                         George Todt, Managing Member


                         AmeriStar Corp.

                         /s/ O. Russell Crandall
                         -------------------------------------
                         O. Russell Crandall, Chairman of the Board


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